Patrick Industries, Inc. Provides Additional Business Update Regarding COVID-19 Suspension of Operations at Certain Facilities Extended / Additional Cost Reductions Enacted ELKHART, IN – April 10, 2020 - Patrick Industries, Inc. (NASDAQ: PATK) (“Patrick” or the “Company”), a major manufacturer and distributor of component and building products for the recreational vehicle, marine, manufactured housing, and industrial markets, today provided an update related to its business and operations during the coronavirus (COVID-19) pandemic. “As we continue to navigate through the uncertainty related to the impact of COVID-19, and prioritize the safety and well-being of our team members, we have extended our recently announced one- to two- week suspension of certain operations for an additional one to three weeks,” said Andy Nemeth, President and Chief Executive Officer. “The estimated length of the suspensions is determined on a plant-by-plant basis, depending upon customer operating schedules or government requirements. In addition, we proactively enacted measures related to cost reductions in order to align our cost structure with ongoing expectations and fluctuations in industry demand. Certain of our plants in various parts of the country have remained active and operational.” The Company implemented cost containment and financial management measures prior to the initial suspension of certain operations including wage reductions for the entire Executive Management team and other salaried employees across the organization, furlough of certain team members at operations that have been shut down due to the stay at home orders, a reduction in quarterly fees paid to our Board of Directors, and a reduction in non-essential spending. “We will continue to evaluate the environment surrounding the COVID-19 pandemic and have a playbook with detailed tiered plans to enact further disciplined measures as the situation dictates,” Mr. Nemeth further stated. “Our capital structure and financial position remains strong with ample liquidity and availability to manage this crisis for the foreseeable future, and we remain poised to quickly pivot and execute on our strategic plan and initiatives once stability returns to our markets. We believe we are well- positioned to drive our business and execute off of our operational and financial platforms and high variable cost business model to continue to support the needs of our customers and be able to take advantage of opportunities in our markets as they present themselves.”

About Patrick Industries, Inc. Patrick Industries, Inc. is a major manufacturer and distributor of component products and building products serving the recreational vehicle, marine, manufactured housing, residential housing, high-rise, hospitality, kitchen cabinet, office and household furniture, fixtures and commercial furnishings, and other industrial markets and operates coast-to-coast in various locations throughout the United States and in Canada, China and the Netherlands. Patrick’s major manufactured products include decorative vinyl and paper laminated panels, countertops, fabricated aluminum products, wrapped profile mouldings, slide-out trim and fascia, cabinet doors and components, hardwood furniture, fiberglass bath fixtures and tile systems, thermoformed shower surrounds, specialty bath and closet building products, fiberglass and plastic helm systems and component products, wiring and wire harnesses, boat covers, towers, tops and frames, electrical systems components including instrument and dash panels, softwoods lumber, interior passage doors, air handling products, RV painting, slotwall panels and components, aluminum fuel tanks, and CNC molds and composite parts and other products. The Company also distributes drywall and drywall finishing products, electronics and audio systems components, wiring, electrical and plumbing products, appliances, cement siding, raw and processed lumber, FRP products, interior passage doors, roofing products, tile, laminate and ceramic flooring, shower doors, furniture, fireplaces and surrounds, interior and exterior lighting products, and other miscellaneous products, in addition to providing transportation and logistics services. Cautionary Statement Regarding Forward-Looking Statements This press release contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Potential factors that could impact results include: the disruption of business resulting from natural disasters or other unforeseen events, including, without limitation, impacts related to the coronavirus (COVID-19) pandemic and its impact on economic conditions, capital and financial markets, and the Company’s operations; adverse economic and business conditions related to the cyclicality and seasonality in the industries we sell our products; the deterioration of the financial condition of our customers or suppliers; the loss of a significant customer; changes in consumer behavior and demand; pricing pressures due to competition; conditions in the credit market limiting the ability of consumers and wholesale customers to obtain retail and wholesale financing for RVs, manufactured homes, and marine products; the imposition of restrictions and taxes on imports of raw materials and components used in our products; information technology performance and security; any increased cost or limited availability of certain raw materials; the impact of governmental and environmental regulations, and our inability to comply with them; our level of indebtedness; the ability to remain in compliance with our credit agreement covenants; the availability and costs of labor and production facilities; inventory levels of retailers and manufacturers; the ability to generate cash flow or obtain financing to fund growth; future growth rates in the Company's core businesses; realization and 2 impact of efficiency improvements and cost reductions; the successful integration of acquisitions and other growth initiatives; increases in interest rates and oil and gasoline prices; the ability to retain key executive and management personnel; and adverse weather conditions impacting retail sales. There can be no assurance that any forward-looking statement will be realized or that actual results will not be significantly different from that set forth in such forward-looking statement. The Company does not undertake to publicly update or revise any forward-looking statements except as required by law. Information about certain risks that could affect our business and cause actual results to differ from those expressed or implied in the forward-looking statements are contained in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and in the Company's Form 10-Qs for subsequent quarterly periods, which are filed with the Securities and Exchange Commission (“SEC”) and are available on the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of this press release, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date on which it is made. Contact: Julie Ann Kotowski Investor Relations kotowskj@patrickind.com 574.294.7511 3